Exhibit 99.2
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                        AMERON INTERNATIONAL CORPORATION
                        PERFORMANCE STOCK UNIT AGREEMENT
                                 Pursuant to the
                            2004 STOCK INCENTIVE PLAN


         This Performance Stock Unit Agreement (this "Agreement") is made and entered into effective as of September 19, 2007, by and between Ameron International Corporation, a Delaware corporation (the "Company"), and James S. Marlen ("Employee").

         WHEREAS, Employee is an employee of the Company; and

         WHEREAS, in order to induce Employee to continue in the employment of the Company or its subsidiaries and to assist the Company in its future growth and continued success, the Company wishes to grant Employee an award to earn and become entitled to receive shares of common stock, par value $2.50 per share, of the Company (the "Common Stock") pursuant to the Company's 2004 Stock Incentive Plan (the "Plan") on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

1. Grant of Performance Stock Units; Certain Terms and Conditions. The Company hereby grants to Employee, and Employee hereby accepts, performance stock units ("Performance Stock Units") with target and maximum numbers of 20,000 and 24,000 shares, respectively. Performance Stock Units will cliff vest at the end of the Term of the First Amendment to Amended and Restated Employment Agreement entered into between the Company and Employee as of September 19, 2007 (including any extension of the Term thereunder to not later than November 30, 2010), provided that the Performance Stock Units will vest earlier upon a Change of Control or in the event of Employee's termination "without cause" or due to death or "disability", as such terms are defined in the Amended and Restated Employment Agreement, as amended by the First Amendment thereto ("Employment Agreement"), entered into between the Company and Employee (each a "Vesting Date"). The number of Performance Stock Units which vest on any Vesting Date will be based on the Company's share price at the time of the applicable event in accordance with the Performance Stock Unit Price-Vesting Schedule which is attached hereto. Performance Stock Units that do not vest pursuant to the Performance Stock Unit Price - Vesting Schedule upon the occurrence of a Vesting Date will terminate, and the underlying performance shares will be forfeited upon such Vesting Date. No Performance Stock Units will vest, and the performance shares will be forfeited entirely, if Employee retires or resigns for any reason or is terminated for "cause" (as defined in paragraph 10.1 of the Employment Agreement) prior to a Change of Control before the end of the Term (including any extension of the Term to not later than November 30, 2010 as provided in the Employment Agreement).


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2. Method of Payment. Each Performance Stock Unit which becomes vested hereunder represents the right to receive one (1) share of Common Stock. The Performance Stock Units which become vested and payable under this Agreement will be paid to Employee solely in shares of Common Stock within thirty (30) days after the applicable Vesting Date.

3. Restrictions. Until the Performance Stock Units vest, neither the Performance Stock Units nor the shares subject thereto may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner.

4. Acceleration of Vesting upon Change of Control. In the event of a Change of Control (as defined below), the Performance Stock Units granted hereunder shall vest immediately based on the share price of the Company's Common Stock at the time of the Change of Control in accordance with the Performance Stock Unit Price-Vesting Schedule which is attached hereto. The Performance Stock Units which become vested and payable under the Agreement on account of a Change of Control will be paid to Employee solely in shares of Common Stock immediately upon the Change of Control.

         For purposes of this Agreement, a "Change of Control" shall mean one or more of the following:

         (a) The acquisition, directly or indirectly by any person or related group of persons (as such term is used in Sections 13(d) and 14(d) of the 1934
Act), but other than the Company or a person that directly or indirectly controls, is controlled by, or is under control with the Company, of beneficial ownership (as defined in Rule 13d-3 of the 1934 Act) of securities of the Company that results in such person or related group of persons beneficially owning securities representing 40% or more of the combined voting power of the Company's then-outstanding securities;

         (b) A merger or consolidation to which the Company is a party, if (i) the beneficial owners of the Company's securities immediately before the transaction, do not, immediately after the transaction, have beneficial ownership of securities of the surviving entity or parent thereof representing at least 50% of the combined voting power of the then-outstanding securities of the surviving entity or parent, and (ii) the directors of the Company immediately prior to consummation of the transaction do not constitute at least a majority of the board of directors of the surviving entity or parent upon consummation of the transaction;

         (c) A change in the composition of the Board of Directors of the Company (the "Board") over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time the Board approved such election or nomination; or

         (d) The sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company unless (i) the beneficial owners of the Company's securities immediately before the transaction have, immediately after the transaction, beneficial ownership of securities representing at least 50% of the combined voting power of the then-outstanding securities of the entity acquiring the Company's assets, and
(ii) the directors of the Company immediately prior to consummation of the transaction constitute a majority of the board of directors of the entity acquiring the Company's assets upon consummation of the transaction.

5. Dividend Equivalents. When Employee receives payment for his vested Performance Stock Units, Employee shall also be entitled to receive a dividend equivalent payment in cash equal to the aggregate amounts which were paid on the number of shares of Common Stock which become vested as cash dividends between the grant date of the Performance Stock Units under this Agreement to the date when the vested Performance Stock Units are paid to Employee. These dividend equivalent payments shall be made at the same time when the vested Performance Stock Units are paid to Employee.

6. Payment of Withholding Taxes.

         (a) The Company shall withhold from the shares of Common Stock otherwise issuable pursuant to this Agreement shares with an aggregate fair market value sufficient to satisfy all applicable Federal, state and local income and employment tax withholding requirements in connection with the issuance of shares to Employee under this Agreement.

         (b) The Company shall also withhold from any payments which are made to Employee in cash pursuant to this Agreement any amounts which are required to satisfy all applicable Federal, state and local income and employment tax withholding requirements in connection with such payments.

7. Adjustments. In the event that the outstanding securities of any class then comprising the Performance Stock Units are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Company shall determine otherwise, the term "Performance Stock Units" shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Performance Stock Units, or into or for which the Performance Stock Units are so increased, decreased, exchanged or converted, and the Performance Stock Unit Price-Vesting Schedule which is attached hereto shall be appropriately adjusted.

8. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 245 South Los Robles Ave., Pasadena, California 91101, Attention: Corporate Secretary, or to Employee at his home address set forth in the records of the Company, or at such other addresses as they may designate by written notice in the manner aforesaid.

9. Plan. The Performance Stock Units are granted pursuant to the Plan, as in effect on the date of grant, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time. In the case that the terms and conditions of the Plan conflict with the terms and conditions of this Agreement, the terms of the Plan shall control. Notwithstanding the foregoing, no amendment to the Plan shall deprive Employee, without his consent, of Performance Stock Units granted prior to such amendment or of any of Employee's rights under this Agreement. The Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Employee.

10. Employment Rights. No provision of this Agreement shall (a) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries; (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee, with or without cause; or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Employee at any time and for any reason, or for no reason, unless Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

11. Governing Law. This Agreement and the Grant granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement effective as of the Date of Grant.

                                            AMERON INTERNATIONAL CORPORATION


                                            By: /s/ John E. Peppercorn
                                               ---------------------------------
                                                   John E. Peppercorn
                                                   Chairman
                                                   Compensation Committee

                                            By: /s/ Javier Solis
                                               ---------------------------------
                                                   Javier Solis
                                                   Secretary
                                                   Compensation Committee


                                            EMPLOYEE:

                                            /s/ James S. Marlen
                                            ------------------------------------
                                            Name:    James S. Marlen